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                                                                    EXHIBIT 10.6

                                   AGREEMENT

This Alliance Agreement ("Agreement") is effective as of this sixth (6th) day of October, 1998 (the "Effective Date"), between WASHINGTON HOSPITAL SERVICES, INC. ("WHS") with its principal offices at 300 Elliot Avenue West, Suite 300, Seattle, Washington 98119-4118 and POINTSHARE CORPORATION ("Pointshare"), with its principal offices at 1300 114th Avenue SE, Suite 100, Bellevue, Washington 98004.

1.   RECITALS

a)   Pointshare provides on-line services for the healthcare industry.

b) WHS is engaged in offering innovative and cost-saving programs to hospitals and other health service providers (hereinafter referred to as "Providers").

c) WHS is a wholly owned subsidiary of the Washington State Hospital Association ("WSHA"). WHS contracts with vendors in order to make their services and products available to Providers.

d) The parties desire to set forth the terms and conditions under which WHS and Pointshare will cooperate to develop and market the Member Services (as defined below) in Washington State.

In consideration of the foregoing and the agreements contained herein, the parties agree as follows:

2.  DEFINITIONS

a) "WSHA.net Statewide Intranet Services" shall mean the services provided by Pointshare to WSHA as set forth in Attachment A.

b) "WSHA.net Statewide Intranet" shall mean the WSHA.net web site and secure member connections provided by Pointshare.

c) "WSHA Authorized User" WSHA or WHS employees or contractors who are authorized by WSI-IA to access and use the WSHA.net Statewide Intranet Services.

d) "Member" shall mean WA State hospitals that are members of the Washington State Hospital Association, and other "WHS Non-hospital Web Clients" as set forth on Attachment C; but shall exclude "Existing Pointshare Hospital Clients and Active Sales Prospects" as also set forth on Attachment C.

e) "Medical Intranet" shall mean Pointshare's community medical intranets across Washington State through which Pointshare delivers its services.

f) "Online Services" shall mean services that may be accessed using a standard web browser for the purpose of viewing and retrieving informational content or performing transactions; but shall not mean services accessed using a web browser that require data integration to customers' information systems (e.g., interfacing into a hospital information system). Examples of "Online Services" include eligibility verification, referral processing, organized access to Internet informational content, purchasing sites, and online provider directory services. "Online Services" include the services described in the Online Service Package described in Attachment B (Package
     2)

g) "Member Services" shall mean Pointshare services provided to Members as set forth in Attachment B.

h) "Member Set-up Receipts" shall mean receipts from initial, set-up services requested and paid for by WSHA Members, such services being described in the Set-up columns of the sample Member packages set forth in Attachment B.


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i)   "Subscriber" shall mean a Provider that enters into an agreement with
     Pointshare to receive Member Services.

j) "Member User" shall mean an individual Member Subscriber or individual employed by a Member Subscriber who is provided with an account and is authorized to access and use the Member Services.

k) "Proprietary Rights" shall mean all rights in the WSHA.net Services and Member Services, and Pointshare's Confidential Information, including, but not limited to, patents, copyrights, authors' rights, trademarks, trade names, know-how and trade secrets, irrespective of whether such rights arise under U.S. or international intellectual property, unfair competition or trade secret laws.

l) "Confidential Information" of a party shall mean any information disclosed by that party to the other party pursuant to this Agreement which is in written, graphic, machine readable or other tangible form and is marked "Confidential," "Proprietary" or in some other manner to indicate its confidential nature. Confidential Information may also include oral information disclosed by one party to the other pursuant to this Agreement, provided that such information is designated as confidential at the time of disclosure and is reduced to writing by the disclosing party within a reasonable time (not to exceed thirty (30) days) after its oral disclosure, and such writing is marked in a manner to indicate its confidential nature and delivered to the receiving party.

3.   POINTSHARE'S RIGHTS AND RESPONSIBILITIES

a) WSHA.net Statewide Intranet Services. Pointshare will provide the WSHA.net Statewide Intranet Services to WSHA and WSHA Authorized Users in a timely and professional manner.

b) Member Services. Pointshare will provide the Member Services to Subscribers in a timely and professional manner.

c) Program Manager. Pointshare will assign a full-time program manager to oversee the sales and marketing efforts of the strategic alliance in addition to coordinating Pointshare technical and project management resources required to deliver the WSHA.net Statewide Intranet Services and the Member Services.

d) Quality Program. Pointshare will maintain a quality program dedicated to the continuous improvement of Pointshare online services to WSHA and its Members.

e) WSHA Recognition. Pointshare will publicly recognize the Washington State Hospital Association as a value-added sponsor of Pointshare services as well as a valued Pointshare client. Additionally, Pointshare will prominently display WSHA's logo and name on supplemental marketing literature directed to WSHA members.

f) Member Contracts. Pointshare will contract directly with WSHA Members for the Member Services.

g) Network Access. Pointshare will use reasonable commercial efforts to provide the WSHA.net Statewide Intranet Services 24 hours per day, 7 days per week.

h) Help Desk Support. Pointshare will provide Help Desk support to WSHA Authorized Users and Member Users during normal business hours (Monday -- Friday, 8AM -- 5PM PT). Additionally, Pointshare will provide on call technical support for the purpose of responding to mission critical, downtime issues outside of normal business hours.

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                                   AGREEMENT

i) Network Security. Pointshare will use reasonable commercial efforts to maintain the security of the WSHA.net Statewide intranet Services.

4.   WHS RIGHTS AND RESPONSIBILITIES

a) Marketing and Promotion. With the exception of Online Services, WHS will actively market and promote Pointshare and Pointshare Member Services to WSHA Members including announcements in WSIIA newsletters, direct mail correspondences, Web sites, e-mail, annual meetings, and educational seminars.

b) Endorsement of Online Services. WHS will provide an endorsement by WSHA of Pointshare's Online Services and will permit Pointshare to publish such endorsement freely. Further, WHS will publish the WHSA endorsement of Pointshare's Online Services to WSHA Members on WSHA.net and in other publications and marketing materials in which other WSHA and WHS endorsed service offerings and vendors are presented.

c) WHS Marketing Resource Commitment. WHS will assign a partial (no less than half time) or full-time program manager to generate and qualify Member Service sales leads, oversee the promotional and marketing efforts of WSHA, and to work with Pointshare's marketing department on future collateral materials, mailings, and events.

d) WHS Technical Resource Commitment. WHS will provide access to WHS or WSHA technical resources as required to implement and maintain the services proposed.

e) Equipment Access. WHS will provide Pointshare with access to any equipment on WHS's premises twenty-four (24) hours a day, seven days a week that is required by Pointshare to fulfill Pointshare's obligations under this Agreement. In the event that service interruptions arise solely due to WHS's unauthorized modification of any of the WSHA.net Statewide Intranet equipment or services, Pointshare will charge WHS for time and materials required to correct the service interruptions.

f) WSHA.net Virtual Community Content. WHS will provide content (text, graphics, and internet links) for their Virtual Communities as described in Attachment A.

g) Circuit Purchase and Assignment. WHS will purchase a frame relay circuit from US West and assign agency to Pointshare to direct its configuration. This is required to maintain network security.

h) Member Circuits. With respect to circuits between Member facilities and WSHA.net Statewide Intranet servers, WHS may negotiate volume discounts with the local telecommunication vendors on behalf of members who contractually agree to assign circuit agency to WHS's agent of choice, with Pointshare designated as the agent of choice during the term of this Agreement. Members who refuse WHS circuit ownership or agency assignment will not be precluded from participating in the WSHA.net Statewide Intranet Services.

i) Exclusivity. Except with respect to Online Services, during the term of this Agreement WHS agrees that neither WHS nor WHSA will enter into any agreement or arrangement with any third party concerning the offering, marketing or promoting of services or products that are competitive with the Member Services.

j) Promotion of Online Services. During the term of this Agreement, WHS agrees that neither WHS nor WHSA will enter into any agreement or arrangement with any third party concerning the offering of Online Services to the extent such agreement or arrangement includes any terms (including any terms affecting how WHS or WHSA markets, promotes or offers such third party Online Services) that are more favorable than the terms on which WHS endorses Pointshare's Online Services.

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                                   AGREEMENT

k) Future Offerings. Both parties agree to notify each other and enter into discussions in good faith concerning mutual incentive arrangements on future Member Service offerings and potential incentive programs for WHS's establishment of similar alliance agreements with Allied Healthcare Association Services or other state hospital associations.

5.   PAYMENTS, MARKETING COMMISSIONS, AND PRICING.

a) WSHA.net State Intranet Service Payments. WHS will pay the fees for the WSHA.net State Intranet Services set forth on Attachment A within thirty
     (30) days of receipt of an invoice. Fees identified as "Set-up" fees in Attachment A will be invoiced 50% on the Effective Date and 50% after ten days of successful live operation following the installation of the WSHA.net Statewide Intranet Services. All other fees will be invoiced on a monthly basis. Any amounts that remain unpaid for thirty (30) days after the date of an invoice will be subject to late penalty fees equal to one and one-half percent (11/2%) per month from the due date until such amount is paid.

b) WHS Marketing Commissions. During the term of this Agreement, Pointshare will pay a marketing commission to WHS on a quarterly basis, equal to [* * *] of Member Set-up Receipts. The WHS marketing commission will be paid in consideration of WHS's marketing obligations under this Agreement.

c) Marketing Commissions Disbursement. Pointshare shall remit to WHS all marketing commissions accrued from the previous calendar quarter along with a report detailing the Member Set-up Receipts for such quarter within 30 days following the end of the previous calendar quarter.

d) WHS Price Changes. During the first year of this Agreement, the WSHA.net Statewide Intranet Services fees described in Attachment A will remain in effect unless otherwise mutually agreed upon in writing by both parties. Following the first anniversary of the Effective Date of this Agreement, Pointshare will have the right, upon ninety (90) days prior written notice, to increase or decrease the WSHA.net Statewide Intranet Services fees. Increases, if any, to WHSA.net Statewide Intranet Services fees shall not exceed [* * *] per year on a cumulative basis unless unforeseen market price increases in excess of [* * *] occur in Internet access fees or frame relay circuit costs.

e) Member Services Price Changes. After the initial term of a Member Contract (typically one year), Pointshare will have the right, upon ninety (90) days prior written notice, to increase or decrease the fees and change the other terms and conditions of the Member Contracts.

f) Member Service Pricing Publishing. With the exception of pricing for Member access to the WSHA.net Statewide Intranet Services, both parties agree not to publish or disclose to any third party the sample pricing set forth in Attachment B. Both parties understand and agree that the pricing for the Online Service Package, Hospital Intranet Package, Hospital Extranet Package, and Hospital Internet Access as described in Attachment B may increase or decrease based on market conditions.

6.   TERM AND TERMINATION.

a) Agreement Term. The term of this Agreement will commence on the Effective Date and continue for a period of five (5) years (the "Initial Term") and thereafter shall automatically renew annually unless terminated by either party upon ninety (90) days written notice to the other party prior to and effective on the expiration of the current term.

b) Termination. Either party may terminate this Agreement prior to expiration of the term: (1) if either party fails to perform any of its material obligations under this Agreement and such failure remains uncured for thirty (30) days (or in the case of failure to make a required payment, ten
     (10) days) after receipt of written

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                                   AGREEMENT

     notice of default from the other party; or (2) if either party ceases to conduct business, becomes or is declared insolvent or bankrupt, files a petition in bankruptcy, is the subject of any proceeding relating to its bankruptcy, liquidation or insolvency which is not dismissed within thirty
     (30) days, appoints a receiver or liquidator of any of its properties or assets or makes an assignment for the benefit of its creditors, or (3) if at any time after a period of two years, either party is unsatisfied with sales results of this relationship and cannot in good faith resolve the unsatisfactory sales results.

c) WSHA.net Statewide Intranet Services Termination. WHS may terminate the portion of this Agreement relating to the WSHA.net Statewide Intranet Services if at any time after a period of two years WHS identifies a service provider who can provide WSHA.net Statewide Intranet Services which are either more suited to WSHA's needs as determined solely by WSHA or are less expensive than the WSHA.net Statewide Intranet Services under this Agreement, or both, and Pointshare declines to either revise its services or lower its prices, or both, to meet the competing services..

d) Effect of Termination. If this Agreement is terminated under Section 6.b)(3), then it shall be terminated only as to Sections 4.a), 4.b), 4.c), 4.1), 4.j), 4.k), 5.b), 5.c), 5.e) and 5.0, and all other provisions of the Agreement shall remain in effect. If this Agreement is terminated under
     Section 6.c), then it shall be terminated only as to Sections 3.a), 3.g), 3.h), 3.1), 4.d), 4.e), 4.0, 4.g), 4.h), 5.a), 5.d), 8.a), 8.b), 8.c),
     9.a), 9.b), and 10), and all other provisions of the Agreement shall remain in effect. In all other circumstances, upon termination of this Agreement, all of Pointshare's service obligations (including WSHA.net Statewide Intranet Services) and WHS's right to market Pointshare services (including any further right to receive marketing commissions) shall terminate. Except as otherwise provided in this Agreement, within thirty (30) days after termination, each party will pay all fees and other charges due to the other party under this Agreement and will destroy or return to the other party all full or partial copies of the other party's software products, hardware products and associated documentation (including materials relating to the Member Services) and Confidential Information in its possession or control.

e) Limitation of Liability. In the event of termination by either party in accordance with any of the provisions of this Agreement, neither party shall be liable to the other, because of such termination, for compensation, reimbursement or damages on account of the loss of prospective profits or anticipated sales or on account of expenditures, inventory, investments, leases or commitments in connection with the business or goodwill of either party. Termination shall not, however, relieve either party of any obligations incurred prior to the termination, including, without limitation, the obligation of either party to pay to the other party the amounts owed as set forth in Section 5 arising prior to such termination.

f) Survival of Certain Terms. The provisions of Sections 2, 6, 7, 11, 12, 13 and 14 of this Agreement, and all payment obligations accrued during the term of this Agreement, shall survive the expiration or termination of this Agreement for any reason. All other rights and obligations of the parties shall cease upon termination of this Agreement.

7.   OWNERSHIP OF INTELLECTUAL PROPERTY AND EQUIPMENT

a) Ownership of Works. Except as stated below, the patents, copyrights, trade secrets and other intellectual property rights (the "IP Rights") in any and all tangible or intangible works and materials developed by Pointshare in connection with the WSHA.net Statewide Intranet Services and Member Services including but not limited to systems, solutions, processes, formulae, designs, inventions, algorithms, computer source and/or object code (the "Works") will be owned by and the property of Pointshare ("Pointshare Intellectual Property"). The IP Rights in any and all Works provided by WHS in connection with the WSHA.net Statewide Intranet Services will be owned by and the property of WHS ("WHS Intellectual Property"). With respect to any Web development services provided by Pointshare to WHS under this Agreement, WHS will own the IP Rights in any graphics, text, images, music and other material of the Web Site which

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     is visible to WWW browsers and any software, other than Developer Tools (as defined below), developed to implement the Web Site. Pointshare will own the IP Rights in any software tools or design templates of general application, which are used to develop the Web Site (the "Developer
     Tools").

b) Pointshare Software and Third Party Software. Title, ownership and intellectual property rights in and to the software, including third party software, all associated documentation and any enhancements and updates to such software, provided by Pointshare in connection with the WSHA.net Statewide Intranet Services (the "Pointshare Software") will remain in Pointshare, its suppliers, and/or such other third party.

8.   LICENSES

a) License to End Users. The WSHA Authorized Users will be granted a revocable, non-exclusive and non-transferable license, without right to sublicense, to use Pointshare Software and any part of Pointshare Intellectual Property that Pointshare installs in the Medical Intranet, solely in connection with WI-IS's use of the WSHA.net Statewide Intranet during the term of the Agreement.

b) WHS's Obligations. WHS agrees not to (a) sell, assign, transfer, or sublicense the Pointshare Software; (b) copy the Pointshare Software except for backup or archival purposes; or (c) cause or permit modification, disassembly, decompilation, or reverse engineering of the Pointshare Software. These restrictions apply to partial or complete copies of the Pointshare Software as well as the originals. WHS agrees to ensure that all copies of the Pointshare Software made by WHS bear all proprietary rights notices appearing on the original copy.

c) Compilation Copyright. Pointshare retains a copyright on the Medical Intranet as a collective work in accordance with the United States Copyright laws.

9.   MEDICAL INTRANET

With respect to WSHA Authorized Users, WHS agrees to implement, maintain and enforce ongoing computing and security policies and procedures that include at least the following practices:

a)   Minimum Security Requirements.

     i) Individual Authentication of WSHA Authorized Users. Every individual in an organization must have a unique identifier (or log-on ID) for use in logging onto the organization's information systems. Password discipline must be exercised, requiring users to change passwords on a regular basis and to select passwords that cannot easily be guessed. Procedures should be established to (1) revoke the identifiers of employees who leave the organization; and (2) ensure that only legitimate users are granted access to the organization's information system. WSHA Authorized Users will not be authorized to provide their login and or password to anyone except WSHA's chief information officer (CIO).

     ii) Physical Security. WHS will take steps to limit unauthorized physical access to its PCs, Local Area Networks ("LANs") and Wide Area Networks. WHS will not have direct access to any workstations or WHS's LANs by the Internet without a firewall system approved by Pointshare. WHS will not allow direct access to its PCs or LANs by outside organizations via direct dial-up unless appropriate security (approved by Pointshare) is in place.

     iii) Education and Training Programs. WHS will establish education and training programs to ensure that all WSHA Authorized Users receive some minimum level of training in relevant security

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          practices and knowledge regarding existing confidentiality policies.
          All WSHA Authorized Users should complete such training before being granted access to any information systems.

b) Usage and Compliance with Laws. WHS agrees that Intranet and Internet access is not to be used for any unlawful purpose. WHS agrees to prohibit WSHA Authorized Users from transmitting any material in a manner that violates any U.S. or state regulation. This prohibition applies to, but is not limited to, copyrighted material, material legally judged to be threatening or obscene, material protected by trade secret laws, and confidential health information.

10.  EQUIPMENT RISKS.

WHS agrees to be responsible for any equipment and services purchased from sources other than Pointshare. In the event that the additional equipment and services are faulty and cause Pointshare to suffer delays, incur expenses or provide replacement equipment, Pointshare will be entitled to reasonable fees for replacement and/or rental equipment and services not described in Attachment A.

11.  NONDISCLOSURE.

Neither party shall, without first obtaining the written consent of the other party, disclose the terms and conditions of this Agreement, except as may be required to implement and enforce the terms of this Agreement, or as may be required by legal procedures or by law. Neither party will disclose (the "Disclosing Party") to any third party, or use for any purposes other than those set forth in this Agreement, for a period of five (5) years beyond the term of this Agreement, any technical information and any customer lists, business or marketing plans, or non-public information provided to the other party (the "Receiving Party") and identified as confidential or proprietary by the Disclosing Party ("Confidential Information"). No other information exchanged between the parties will be deemed confidential unless the parties otherwise agree in writing. The foregoing restrictions will not apply to information that:
(i) is known to the Receiving Party at the time it receives Confidential Information; (ii) has become publicly known through no wrongful act of the Receiving Party; (iii) has been rightfully received by the Receiving Party from a third party authorized to make such communication without restriction; (iv) has been approved for release by written authorization of the Disclosing Party; or (v) is required by law to be disclosed; provided, however, that the Receiving Party takes all reasonable actions to maintain the confidential nature of all Confidential Information.

12.  WARRANTIES, INDEMNIFICATION, LIMITATION OF LIABILITY.

a) WARRANTIES. POINTSHARE MAKES NO REPRESENTATIONS OR WARRANTIES OTHER THAN THOSE EXPRESSLY CONTAINED IN THIS AGREEMENT. POINTSHARE EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. POINTSHARE IS NOT THE CREATOR OF THIRD PARTY SOFTWARE AND DOES NOT GIVE ANY WARRANTY, EXPRESS OR IMPLIED. WHS RELEASES POINTSHARE FROM ANY AND ALL RESPONSIBILITY FOR ANY ERRORS, DAMAGES, OR FAILURE OF THIRD PARTY SOFTWARE OR CAUSED BY THIRD PARTIES. NEITHER POINTSHARE NOR ANY OF ITS INFORMATION PROVIDERS, LICENSORS, EMPLOYEES, OR AGENTS WARRANT THAT THE SERVICES WILL BE UNINTERRUPTED OR ERROR FREE. POINTSHARE SHALL NOT BE LIABLE FOR ANY DELAY, FAILURE IN PERFORMANCE OR INTERRUPTION OF SERVICES RESULTING DIRECTLY OR INDIRECTLY FROM ANY CAUSE BEYOND ITS REASONABLE CONTROL.

b) Indemnification. WHS agrees to indemnify, defend and hold Pointshare and its suppliers harmless from and against any and all liability, claims, suits, demands, losses, and expenses (including reasonable attorneys fees, legal expenses, and interest) arising from the performance or non-performance of any obligations under this Agreement, breaches of Medical Intranet security, or authorized or unauthorized use of the

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     Medical Intranet by WHS or any WHSA Authorized User. Pointshare agrees to indemnify, defend and hold WHS and WSHA harmless from and against any and all liability, claims, suits, demands, losses, and expenses (including reasonable attorneys fees, legal expenses, and interest) arising from the performance or non-performance by Pointshare of any of Pointshare's obligations under this Agreement.

c) Limitation of Liability. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL, RELIANCE OR COVER DAMAGES, INCLUDING LOSS OF PROFITS, REVENUE, DATA, OR USE INCURRED BY EITHER PARTY OR ANY THIRD PARTY, WHETHER IN AN ACTION IN CONTRACT OR TORT, EVEN IF THE OTHER PARTY OR ANY OTHER PERSON HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. Pointshare's total liability for damages hereunder for any cause whatsoever will in no event exceed the amounts received by Pointshare from WHS within the twelve (12) month period prior to the date that the cause of action arose.

13.  WEB DEVELOPMENT

a) Ownership of supplied material. WHS represents and warrants that with respect to all information supplied by WHS to Pointshare for electronic publication: (i) WHS holds the copyright and trademark, or explicit written transfer of all necessary rights in digital and/or print media; (ii) WHS does not make any defamatory, libelous, or other actionable statements; and
     (iii) WHS makes no statements that contravene local or federal law in the State of Washington, or in the United States of America, including statements or information about products for sale.

b) Product Liability. With the exception of advertising for Pointshare's products and services, WHS assumes full liability for any failures to conform to product liability and advertising laws, failure to fulfill product warranties, and failure to deliver goods or services advertised on WHS's electronic and/or print materials.

c) Indemnification. WHS agrees to indemnify Pointshare consistent with its indemnification obligations above for any legal action brought against Pointshare arising out of a breach by WHS of this Section 13.

d) Copyright ownership. WHS retains copyright on all materials supplied by WHS to Pointshare. Pointshare retains copyright on all materials rendered retrievable from Pointshare, but Pointshare assigns full use of said materials to WHS for WHS's use under this Agreement. Copyright of all materials supplied by third party vendors will be retained by them, but use rights will be negotiated prior to assignment of work.

14.  GENERAL PROVISIONS

a) Dispute Resolution. If any dispute, controversy, or claim arises out of this Agreement, or if either party alleges breach by the other ("Dispute"), both parties will participate in a mediation conducted by a recognized neutral third-party professional mediation service and selected by both parties. The cost of the mediation service will be borne equally by the parties. Both parties agree to negotiate in good faith a resolution through such mediation prior to commencing any legal action. If any legal action following the unsuccessful mediation of the dispute is instituted, the prevailing party will be entitled to reasonable attorney's fees.

b) Survival. All provisions of this Agreement relating to confidentiality, nondisclosure, limitation of liability, warranty disclaimer and indemnification will survive the termination of this Agreement.

c) Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of the parties or their respective permitted successors and assigns. Any amendment or waiver

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     effected in accordance with this Section 13(a) shall be binding upon the parties and their respective successors and assigns.

d) Governing Law. This Agreement is governed by and construed in accordance with the laws of the State of Washington and all disputes arising under this Agreement will be heard in the state courts of Washington in the County of King.

e) Force Majeure. In no event will Pointshare be liable to WHS for any delay or failure to perform under this Agreement to the extent such failure or delay encountered by Pointshare is beyond Pointshare' s reasonable control.

f) Independent Contractor Relationship. This Agreement does not create a joint venture or partnership between the parties. Pointshare is an independent contractor.

g) Government Restricted Rights. Any Pointshare products or software provided to the US Government (or any of its agencies) will be provided with "Restricted Rights" and the party distributing such software products will affix to any media containing such product the following restricted rights legend: "This Program is provided with Restricted Rights. Use, duplication or disclosure by the Government is subject to the restrictions set forth in DFARs 252.227-70l3(c)(1)(ii) and 48 CFR 52.227-1 9(c)( 1) and (2) or
     applicable successor provisions."

h) Invalidity. If a court holds any provision of this Agreement to be invalid or unenforceable, the other provisions of this Agreement will remain in effect.

i) Entire Agreement. This Agreement constitutes the entire agreement of the parties pertaining to the subject matter hereof, and merges all prior negotiations and drafts of the parties with regard to the transactions contemplated herein. Any and all other written or oral agreements existing between the parties hereto regarding such transactions are expressly canceled.

15.  NOTICES

     All notices or other communications required or permitted under this Agreement shall be in writing and deemed received upon receipt. All such communications shall be to a party at its address set forth below or such other address as indicated by at least ten (10) days prior written notice.

     Pointshare:                    Washington Hospital Services:
     ----------                     ----------------------------
     Pointshare Corporation         Washington Hospital Services
     1300-114th Avenue SE           300 Elliott Ave. W.
     Suite 100                      Suite 300
     Bellevue, WA 98004             Seattle, WA 98119
     Attn:  CEO                     Attn:  CEO

16.  ATTACHMENTS AND EXHIBITS

     The following Attachments are incorporated herein by reference:

     Attachment A:   WSHA.net Statewide Intranet Services and Fees
     Attachment B:   Sample Member Service Packages and Pricing
     Attachment C:   Listing of WHS non-hospital WEB clients and Pointshare's
                     existing hospital clients and active hospital sales prospects.

                                       9

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

This Agreement and the Attachments, upon your written acceptance, are the binding agreement between us with respect to the WSHA.net Statewide lntranet Services and marketing alliance and constitute the entire agreement between us on this subject matter and supersede any prior discussions, agreements, proposals, or representations. This Agreement may be changed only by mutual agreement of the parties in writing. This Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute together but one and the same document.

                                       10

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

Pointshare Corporation                        Washington Hospital Services, Inc.

Signature: /s/ TKilgallon                     Signature: /s/ Robb Menanl
           -------------------                           ----------------------

Name: Timothy J. Kilgallon                    Name: Robb Menanl
      ------------------------                      ---------------------------

Title: CEO                                    Title: President
       -----------------------                       --------------------------

Date: 6 October 1998                          Date: Oct. 6, 1998
      ------------------------                      ---------------------------

                                       11

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

                                  ATTACHMENT A

                WSHA.net Statewide Intranet Services and Pricing



WSHA.net Statewide Intranet
-------------------------------------------------------------------------------------------------------------------------
Service Description                                                                               Set-up *  Monthly *
---------------------------------------------------------------------------------------------
WSHA Administrative Offices Connection   256KBPS                                                   $[* * *]  $[* * *]
-------------------------------------------------------------------------------------------------------------------------
                               Intranet Browser Access and E-Mail for all WSHA staff included
---------------------------------------------------------------------------------------------
                                            Unlimited Internet Access for WSHA staff included
---------------------------------------------------------------------------------------------
                                         Router set-up, programming, and maintenance included
---------------------------------------------------------------------------------------------
                                                        General monthly usage report included
---------------------------------------------------------------------------------------------
WSHA Site Development, Hosting, and Maintenance                                                    $[* * *]  $[* * *]
-------------------------------------------------------------------------------------------------------------------------

Assumptions:  Initial development estimate is based on approximately 200 hours of HTML development, graphic design, testing and project management. The estimate assumes that the WSHA.net site will include a landing page and 7
Virtual Communities pages for the Hospital CEO, Hospital CFO, Hospital CIO/MIS
Dept., Human Resources, Business Office, Quality Assurance, and Managed Care.
Each Virtual Community Page will have links to a Forum for that specialty, a
News page with internet links, and other links and services provided by the
Hospital Association. It further assumes that text is provided by WSHA electronically and that graphics are provided either electronically or ready to scan. Ongoing monthly maintenance for site changes assumes no more than four hours of HTML development per month. Monthly hosting service assumes no more than 4MB storage and 4Gb of throughput.)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
*Does not include travel, lodging, and hospital telco costs.
-------------------------------------------------------------------------------------------------------------------------

                                       12

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

                                  ATTACHMENT B

                   Sample Member Service Packages and Pricing

Package 1.  Hospital Access to WSHA.net                                              Set-up*        Monthly*
----------------------------------------------------------------------------------------------------------------
Each Hospital connection to the WSHA.net web server includes router installation and set-up, programming, coordination of circuit provisioning, connection to
hospital LAN, testing, set-up, and IS support.                                     $[* * *] +
                                                                                   $[* * *]/user
----------------------------------------------------------------------------------------------------------------
Monthly fees = Base + $X/user
----------------------------------------------------------------------------------------------------------------
Monthly Base Fees
----------------------------------------------------------------------------------------------------------------
                                                56 KBPS Frame Relay Connection                         $[* * *]
----------------------------------------------------------------------------------------------------------------
                                               128 KBPS Frame Relay Connection                         $[* * *]
----------------------------------------------------------------------------------------------------------------
                                               256 KBPS Frame Relay Connection                         $[* * *]
----------------------------------------------------------------------------------------------------------------
                                             1.544 MBPS Frame Relay Connection                         $[* * *]
----------------------------------------------------------------------------------------------------------------
                                                               Fractional DS-3                              TBD
----------------------------------------------------------------------------------------------------------------
WSHA.net Forum and E-mail Administration User Fees
----------------------------------------------------------------------------------------------------------------
                                                                   10-99 Users                   $[* * *]/user+
----------------------------------------------------------------------------------------------------------------
                                                                 100-199 Users                   $[* * *]/user+
----------------------------------------------------------------------------------------------------------------
                                                                 200-299 Users                   $[* * *]/user+
----------------------------------------------------------------------------------------------------------------
* Does not include travel, lodging, and member telco costs.
----------------------------------------------------------------------------------------------------------------
+Add $[* * *]/user for WSHA.net +Internet e-mail accounts
----------------------------------------------------------------------------------------------------------------

                                       13

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

                                  ATTACHMENT B

             Sample Member Service Packages and Pricing (continued)


Package 2.  Pointshare Online Service Package                                         Set-up*             Monthly*
----------------------------------------------------------------------------------------------------------------------
Pointshare Online Services include CheckPoint Eligibility, ContactPoint Online Healthcare Directory, ReferralPoint
Referral Management Service, InfoPoint, and PurchasePoint.
----------------------------------------------------------------------------------------------------------------------
Per User Online Service Subscription Fees
----------------------------------------------------------------------------------------------------------------------
                                                                         10-19 Users  $[* * *]/user      $[* * *]/user
------------------------------------------------------------------------------------
                                                                         20-49 Users                     $[* * *]/user
------------------------------------------------------------------------------------
                                                                         50-99 Users                     $[* * *]/user
----------------------------------------------------------------------------------------------------
                                                                       100-249 Users  $[* * *]/user      $[* * *]/user
------------------------------------------------------------------------------------
                                                                       250-499 Users                     $[* * *]/user
------------------------------------------------------------------------------------
                                                                       500-999 Users                     $[* * *]/user
----------------------------------------------------------------------------------------------------
                                                                   1,000-2,499 Users                     $[* * *]/user
------------------------------------------------------------------------------------
                                                                    2,50-4,999 Users  $[* * *]/user      $[* * *]/user
------------------------------------------------------------------------------------
                                                                 5,000 - 9,999 Users                     $[* * *]/user
----------------------------------------------------------------------------------------------------
* Does not include travel, lodging, and member telco costs.
----------------------------------------------------------------------------------------------------------------------

                                       14

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

                                  ATTACHMENT B

             Sample Member Service Packages and Pricing (continued)


Package 3.  Hospital Internet Access
----------------------------------------------------------------------------------------------------------------
Service Description                                                                   Set-up*          Monthly*
----------------------------------------------------------------------------------------------------------------
High speed, unlimited Internet Access per hospital
----------------------------------------------------------------------------------------------------------------
                                           56 KBPS Frame Relay Connection             $[* * *]          $[* * *]
----------------------------------------------------------------------------------------------------------------
                                          128 KBPS Frame Relay Connection             $[* * *]          $[* * *]
----------------------------------------------------------------------------------------------------------------
                                          256 KBPS Frame Relay Connection             $[* * *]          $[* * *]
----------------------------------------------------------------------------------------------------------------
                                          512 KBPS Frame Relay Connection             $[* * *]          $[* * *]
----------------------------------------------------------------------------------------------------------------
                                        1.544 MBPS Frame Relay Connection             $[* * *]          $[* * *]
----------------------------------------------------------------------------------------------------------------
Web Development Services (pre-defined templates and custom
development) @ $[* * *]-[ * * *]/hr
----------------------------------------------------------------------------------------------------------------
Web Hosting Services.                                                                    Varies depending on
                                                                                           traffic & space
----------------------------------------------------------------------------------------------------------------
Co-location Services.                                                                    Varies depending on
                                                                                           traffic & space
----------------------------------------------------------------------------------------------------------------
Professional Consulting Services @ $[* * *]-[* * *]/hr: Usage, Security,
Confidentiality, Guidelines, Policies and Procedures
----------------------------------------------------------------------------------------------------------------
* Does not include travel, lodging, and member telco costs.
----------------------------------------------------------------------------------------------------------------

                                       15

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

                                  ATTACHMENT B
             Sample Member Service Packages and Pricing (continued)

Package 4.  Hospital Intranet Package
-------------------------------------------------------------------------------------------------------------
Service Description                                                         Set-up *          Monthly *
-------------------------------------------------------------------------------------------------------------
Hospital Intranel Package for internal communications and information dissemination within the hospital enterprise. Bundle includes:
hardware, software, departmental content consulting,
train-the-trainer training, basic monthly network activity, security and usage reports, support and a pre-defined number of hours of site update development/month. The "packages" below are examples. Actual package pricing is based on the actual needs of each hospital. Secure
Internet access is also provided assuming Internet Service package is also purchased directly through Pointshare.
-------------------------------------------------------------------------------------------------------------
Package A                                                                      $[* * *]              $[* * *]
-------------------------------------------------------------------------------------------------------------
Package B                                                                      $[* * *]              $[* * *]
-------------------------------------------------------------------------------------------------------------
Package C                                                                      $[* * *]              $[* * *]
-------------------------------------------------------------------------------------------------------------
Package D                                                                      $[* * *]              $[* * *]
-------------------------------------------------------------------------------------------------------------
Package E                                                                      $[* * *]              $[* * *]
-------------------------------------------------------------------------------------------------------------
Large or decentralized organizations                                       Case-by-case          Case-by-case
-------------------------------------------------------------------------------------------------------------
Additional Project Management Services Pricing                                            $[* * *]-[* * *]/hr
-------------------------------------------------------------------------------------------------------------
Additional Intranet Consulting Services Pricing                                           $[* * *]-[* * *]/hr
-------------------------------------------------------------------------------------------------------------
Additional HTML Development (average)                                                     $[* * *]-[* * *]/hr
-------------------------------------------------------------------------------------------------------------
* Does not include travel, lodging, and member telco costs. Pricing assumes e-mail administration by client
-------------------------------------------------------------------------------------------------------------

Package A      Recommended for small hospitals (less than$20M in Annual Gross
               Operating Expenses): Includes NT Server hardware with high availability features (redundant Pentium Pro CPUs, redundant hot-swappable power supplies, RAID-0 mirrored disk arrays), web server software, and e-mail server software. It also includes installation and set-up of server hardware and software, 60 hours of project management, 120 hours of content consulting and training, and 180 hours of HTML development. Recurring monthly services include management reporting and 14 hours of consulting and HTML development.

Package B      Recommended for small to mid-sized hospitals ($20M - $50M in
               Annual Gross Operating Expenses): Includes NT Server hardware with high availability features (redundant Pentium Pro CPUs, redundant hot-swappable power supplies, RAID-0 mirrored disk arrays), web server software, and e-mail server software. It also includes installation and set-up of server hardware and software, 80 hours of project management, 180 hours of consulting and training, and 220 hours of HTML development. Recurring monthly services include management reporting and 18 hours of consulting and HTML development.

Package C      Recommended for mid-sized hospitals ($50M - $100M in Annual Gross
               Operating Expenses): Includes NT Server hardware with high availability features (redundant Pentium Pro CPUs, redundant hot-swappable power supplies, RAID-O mirrored disk arrays), web server software, and e-mail server software. It also includes installation and set-up of server hardware and software, 100 hours of project management, 220 hours of consulting and training, and 350 hours of HTML development. Recurring monthly services include management reporting and 20 hours of consulting and HTML development.

Package D      Recommended for moderately-sized hospitals ($1 DOM - $200M in
               Annual Gross Operating Expenses): Includes NT Server hardware with high availability features (redundant Pentium Pro CPUs, redundant hot-swappable power supplies, RAID-0 mirrored disk arrays), web server software, and e-mail server software. It also includes installation and set-up of server hardware and software, 125 hours of project management, 240 hours of consulting and training, and 400 hours of HTML development. Recurring monthly services include management reporting and 24 hours of consulting and HTML development.

Package E      Recommended for large hospitals ($200M - $300M in Annual Gross
               Operating Expenses): Includes NT Server hardware with high availability features (redundant Pentium Pro CPUs, redundant hot-swappable power supplies, RAID-0 mirrored disk arrays), web server software, and e-mail server software. It also includes installation and set-up of server hardware and software, 150 hours of project management, 260 hours of consulting and training. and 500 hours of HTML development. Recurring monthly services include management reporting and 30 hours of consulting and HTML development.

                                       16

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

                                  Attachment B

             Sample Member Service Packages and Pricing (continued)


Package 5.  Hospital Extranet Package
-----------------------------------------------------------------------------------------------------------------------
Service Description                                                              Set-up*                 Monthly*
-----------------------------------------------------------------------------------------------------------------------
Hospital Extranet Package includes a secure connection to community physicians and other healthcare partners along with the ReferralPoint service (Referring and Consulting Provider views) and the Clinical
Messaging Service. Package prices listed assume a 256 KBPS connection and up to four data interfaces
-----------------------------------------------------------------------------------------------------------------------
                                          Active Staff     less than 100          $[* * *]                    $[* * *]
-----------------------------------------------------------------------------------------------------------------------
                                                 Active Staff: 100 - 199          $[* * *]                    $[* * *]
-----------------------------------------------------------------------------------------------------------------------
                                                 Active Staff: 200 - 299          $[* * *]                    $[* * *]
-----------------------------------------------------------------------------------------------------------------------
                                                 Active Staff: 300 - 399          $[* * *]                    $[* * *]
-----------------------------------------------------------------------------------------------------------------------
                                                 Active Staff: 400 - 599          $[* * *]                    $[* * *]
-----------------------------------------------------------------------------------------------------------------------
                                                 Active Staff: 600 - 799          $[* * *]                    $[* * *]
-----------------------------------------------------------------------------------------------------------------------
                                                Active Staff: 800 - 1000          $[* * *]                    $[* * *]
-----------------------------------------------------------------------------------------------------------------------
                                         Active Staff     less than 1000          $[* * *]          $[* * *]/physician
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
* Does not include local telco circuit costs.  Pricing assumes e-mail administration by client
-----------------------------------------------------------------------------------------------------------------------

Existing Pointshare Hospital Clients and Active Sales Prospects

                                       17

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                   AGREEMENT

                                  ATTACHMENT C

                         WHS Non-Hospital WEB Customers
                         ------------------------------

                    Seattle          American Medical Response
                    Tacoma           Diagnostic Imaging Northwest
                    Portland         Legacy Health Systems
                    Seattle          Medalia Healthcare
                    Olympia          Memorial Clinic
                    Seattle          Minor & James Clinic
                    Portland         Oregon Health Sciences University
                    Portland         Pacific Gateway Hospital
                    Seattle          Pacific Medical Center
                    Seattle          Polyclinic
                    Seattle          Puget Sound Radiology
                    Spokane          Rockwood Clinic
                    Lewiston         St. Joseph Medical Center
                    Tacoma           Tacoma Radiology
                    Federal Way      Valley Radiologists
                    Vancouver        Vancouver Clinic
                    Vancouver        Columbia River Mental Health
                    Kirkland         Evergreen Pharmaceuticals
                    Spokane          Evergreen Pharmaceuticals East
                    Seattle          Group Health Cooperative
                    Seattle          Seattle/King County Public Health
                    Fife             Baby First Steps Foundation, Inc.
                    Seattle          CHAP
                    Seattle          King County Youth Services
                    Fort Worth, TX   Professional medical Services
                    Puyallup         Puyallup Tribal Health Authority
                    Spokane          Spokane County Health District
                    Richland         Summit Healthcare
                    Toppenish        Yakima Val. Farm Workers
                    Seattle          HHL Financial/Paralign
                    Woodinville      Medical Supply Incorporated
                    Seattle          Pacific Medicaid
                    Seattle          Puget Sound NHC

        Existing Pointshare Hospital Clients and Active Sales Prospects
        ---------------------------------------------------------------

                    Client      Swedish Medical Center
                    Client      Evergreen Community Health (hospital & clinics)
                    Client      Yakima Memorial Hospital
                    Prospect    Overlake Hospital
                    Prospect    Sunnyside Medical Center
                    Prospect    Providence (Yakima)
                    Prospect    Holy Family Hospital (Spokane)

                                       18

                                 CONFIDENTIAL
   [***] CONFIDENTIAL TREATMENT REQUESTED. OMITTED PORTIONS FILED SEPARATELY
                 WITH THE SECURITIES AND EXCHANGE COMMISSION.